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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 10, 1998


                          GENERAL DYNAMICS CORPORATION

               (Exact name of registrant as specified in charter)




              Delaware                1-3671              13-1673581
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    (State or other jurisdiction    (Commission          (IRS Employer
          of incorporation)         File Number)       Identification No.)

   3190 Fairview Park Drive, Falls Church, Virginia       22042-4523
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       (Address of Principal Executive Offices)           (Zip Code)

                                 (703) 876-3000
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               Registrant's telephone number, including area code

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Item 2.  Acquisition or Disposition of Assets

         On November 10, 1998, General Dynamics Corporation (the registrant) acquired NASSCO Holdings Incorporated from NASSCO Holdings Incorporated Employee Stock Ownership Plan and six individual stockholders. NASSCO Holdings Incorporated owns 100 percent of the outstanding stock of National Steel and Shipbuilding Company (NASSCO), which is in the business of ship design, engineering, construction and repair for the United States military and various commercial customers. NASSCO employs approximately 3,700 people at its San Diego, California, headquarters and shipyard. The registrant will account for this acquisition under the purchase method of accounting.

         The purchase consideration of $369 million in cash plus the obligation to discharge $46 million in debt was established by negotiation. The registrant paid $318 million of the total consideration and repaid the $46 million obligation in cash during November 1998 from available funds. The remaining $51 million purchase consideration will be paid in cash during the second quarter of 1999 and is expected to be paid from available funds.

         The assets acquired include, among other things, machinery, equipment and other physical property, the primary use of which relates to the design, construction and repair of U.S. Navy auxiliary ships. It is the present intent of the registrant to continue to devote the assets to such purposes.

Item 7.  Financial Statements and Exhibits

(1)      Financial Statements of Businesses Acquired.

         None required.

(2)      Pro Forma Financial Information.

         None required.

(3)      Exhibits.

         Exhibit 10-36  -  Stock Purchase Agreement (without Exhibits and
                           Schedules) dated as of October 8, 1998, between the registrant and NASSCO Holdings Incorporated and the stockholders of NASSCO Holdings Incorporated.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.


                                             GENERAL DYNAMICS CORPORATION
                                                    (Registrant)


                                             By     /s/  John W. Schwartz
                                               -------------------------------
                                                      John W. Schwartz
                                                Vice President and Controller
                                                (Principal Accounting Officer)

Dated     November 25, 1998